UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 5, 2015 (December 31, 2014)

Ladder Capital Corp

(Exact Name of Registrant As Specified In Its Charter)

Delaware	001-36299	80-0925494
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Park Avenue, 8th Floor
New York, New York 10154
(Address of Principal Executive Offices, including Zip Code)

(212) 715-3170
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 31, 2014, Ladder Capital Corp (the “Company”) and certain of its subsidiaries entered into certain material agreements to facilitate the Company’s previously-announced plan to pursue a REIT election.

First, the indentures governing the Company’s outstanding senior notes were supplemented to add the New Guarantors (as defined herein). The New Guarantors agreed pursuant to a Third Supplemental Indenture, among the New Guarantors, Ladder Capital Finance Holdings LLLP (“LCFH”), Ladder Capital Finance Corporation (“LCFC”) and Wilmington Trust, National Association, as trustee (the “Trustee”), to become guarantors under the Indenture, dated as of September 19, 2012 (as amended, supplemented, waived or otherwise modified, the “2017 Indenture”), among LCFH and LCFC as co-issuers and the Trustee, and to guarantee on a senior basis the prompt payment when due of the principal and premium, if any, interest and other monetary obligations in respect of the aggregate principal amount of $325 million of 7.375% Senior Notes due 2017 issued by the co-issuers pursuant to the 2017 Indenture. The “New Guarantors” are Series REIT of Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Midco LLC, Series TRS of Ladder Midco LLC, Series REIT of Ladder Midco II LLC, Series TRS of Ladder Midco II LLC, LC TRS I LLC, LC TRS III LLC, Lafayette Park JV Member LLC and Ladder Capital Insurance LLC, each of which is a direct or indirect subsidiary of the Company.

This description of the Third Supplemental Indenture is not complete and is qualified in its entirety by the actual terms of the Third Supplemental Indenture, a copy of which is incorporated by reference and attached hereto as Exhibit 4.1.

Second, the New Guarantors agreed pursuant to a First Supplemental Indenture, among the New Guarantors, LCFH, LCFC and the Trustee, to become guarantors under the Indenture dated as of August 1, 2014 (as amended, supplemented, waived or otherwise modified, the “2021 Indenture”), among LCFH and LCFC as co-issuers and the Trustee, and to guarantee on a senior basis the prompt payment when due of the principal and premium, if any, interest and other monetary obligations in respect of the aggregate principal amount of $300 million of 5.875% Senior Notes due 2021 issued by the co-issuers pursuant to the 2021 Indenture.

This description of the First Supplemental Indenture is not complete and is qualified in its entirety by the actual terms of the First Supplemental Indenture, a copy of which is incorporated by reference and attached hereto as Exhibit 4.2.

Third, the New Guarantors entered into the Counterpart Agreement, dated as of December 31, 2014, among the New Guarantors, and with respect to Section 3 thereof only, LCFH, Ladder Midco LLC and Ladder Midco II LLC (the “Counterpart Agreement”). Pursuant to the Counterpart Agreement, the New Guarantors agreed to become guarantors under that certain Credit and Guaranty Agreement, dated as of February 11, 2014, by and among Ladder Corporate Revolver I LLC, as the Borrower, the guarantors party thereto, the various lenders party thereto, including Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Wells Fargo Securities, LLC and Deutsche Bank AG New York Branch, and a subset of the New Guarantors agreed to become pledgors under that certain Pledge and Security Agreement, dated as of February 11, 2014, by and among certain of LCFH’s subsidiaries and Deutsche Bank AG New York Branch.

This description of the Counterpart Agreement is not complete and is qualified in its entirety by the actual terms of the Counterpart Agreement, a copy of which is incorporated by reference and attached hereto as Exhibit 10.1.

Fourth, LCFH, the operating partnership of the Company, and a majority of the existing limited partners of LCFH (the “TRA Members”) entered into the Third Amended and Restated Limited Liability Limited Partnership Agreement of LCFH (the “LLLP Amendment”), pursuant to which, among other things, (i) all assets and liabilities of LCFH were allocated on its books and records to two series of LCFH: “Series REIT” and “Series TRS,” (ii) each outstanding limited partnership interest in LCFH (an “LP Unit”) was converted into one limited partnership unit of Series REIT and one limited partnership unit of Series TRS (each, a “Series Unit”), (iii) outstanding Series Units of Series TRS are now exchangeable for the same number of limited liability company interests of LC TRS I LLC, a newly-formed limited liability company that will be an indirect U.S. taxable REIT subsidiary of the Company and is the general partner of Series TRS (any such exchanges, the “TRS Exchanges”), (iv) in place of exchanging an LP Unit and a share of the Company’s Class B common stock for one share of the Company’s Class A common stock, limited partners will be entitled to exchange one Series Unit of Series REIT, one of either a Series Unit of Series TRS or a limited liability company interest of LC TRS I LLC, and one share of the Company’s Class B common stock for one share of the Company’s Class A common stock and (v) the LCFH transfer restrictions were changed to standard REIT transfer restrictions until an amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation is approved by the Company’s stockholders, at which time the transfer restrictions in the Second Amended and Restated Limited Liability Limited Partnership Agreement of LCFH will be reinstated and will become effective on Series Units. The Second Amended and Restated Limited Liability Limited Partnership Agreement of LCFH is incorporated into this Item 1.01 by reference and attached hereto as Exhibit 10.2.

This description of the LLLP Amendment is not complete and is qualified in its entirety by the actual terms of the LLLP Amendment, a copy of which is incorporated by reference and attached hereto as Exhibit 10.3.

Last, the Company entered into an Amended and Restated Tax Receivable Agreement (the “TRA Amendment”), dated as of December 31, 2014, among the Company, LCFH, Series TRS of LCFH, LC TRS I LLC and each of the TRA Members, which provides that, in lieu of the existing tax benefit payments under the existing Tax Receivable Agreement for the 2015 taxable year and beyond, LC TRS I LLC will pay to the TRA Members 85% of the amount of the benefits, if any, that LC TRS I LLC realizes or under certain circumstances (such as a change of control) is deemed to realize as a result of (i) the increases in tax basis resulting from the TRS Exchanges by the TRA Members, (ii) any incremental tax basis adjustments attributable to payments made pursuant to the TRA Amendment, and (iii) any deemed interest deductions arising from payments made by LC TRS I LLC under the TRA Amendment. The Company will no longer be directly obliged to make any payments under the TRA Amendment, save those for taxable year 2014. However, subject to certain limitations as set forth in the TRA Amendment, as to the maintenance of its REIT status, it will guarantee the obligations of LC TRS I LLC thereunder.

This description of the TRA Amendment is not complete and is qualified in its entirety by the actual terms of the TRA Amendment, a copy of which is incorporated by reference and attached hereto as Exhibit 10.4.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description of Exhibit
4.1

Third Supplemental Indenture, dated as of December 31, 2014, by and among Lafayette Park JV Member LLC, Series REIT of Ladder Midco LLC, Series TRS of Ladder Midco LLC, Series REIT of Ladder Midco II LLC, Series TRS of Ladder Midco II LLC, Series REIT of Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP, LC TRS I LLC, LC TRS III LLC and Ladder Capital Insurance LLC, as guarantors, Ladder Capital Finance Holdings LLLP and Ladder Capital Finance Corporation, as co-issuers, and Wilmington Trust, National Association, as trustee.

4.2

First Supplemental Indenture, dated as of December 31, 2014, by and among Lafayette Park JV Member LLC, Series REIT of Ladder Midco LLC, Series TRS of Ladder Midco LLC, Series REIT of Ladder Midco II LLC, Series TRS of Ladder Midco II LLC, Series REIT of Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP, LC TRS I LLC, LC TRS III LLC and Ladder Capital Insurance LLC, as guarantors, Ladder Capital Finance Holdings LLLP and Ladder Capital Finance Corporation, as co-issuers, and Wilmington Trust, National Association, as trustee.

10.1

Counterpart Agreement, dated as of December 31, 2014, by and among Lafayette Park JV Member LLC, Series REIT of Ladder Midco LLC, Series TRS of Ladder Midco LLC, Series REIT of Ladder Midco II LLC, Series TRS of Ladder Midco II LLC, Series REIT of Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP, LC TRS I LLC, LC TRS III LLC and Ladder Capital Insurance LLC, and with respect to Section 3 thereof only, Ladder Capital Finance Holdings LLLP, Ladder Midco LLC and Ladder Midco II LLC.

10.2

Second Amended and Restated Limited Liability Limited Partnership Agreement, dated as of December 5, 2014, by and among Ladder Capital Finance Holdings LLLP, each General Partner and each Person party thereto or otherwise bound as a Limited Partner.

10.3

Third Amended and Restated Limited Liability Limited Partnership Agreement, dated as of December 31, 2014, by and among Ladder Capital Finance Holdings LLLP, each General Partner and each Person party thereto or otherwise bound as a Limited Partner.

10.4

Amended and Restated Tax Receivable Agreement, dated as of December 31, 2014, by and among Ladder Capital Corp, Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP, LC TRS I LLC and each of the TRA Members.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LADDER CAPITAL CORP

/s/ Marc Fox
Marc Fox
Chief Financial Officer

Date: January 5, 2015